united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21853

Northern Lights Variable Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 12/31

Date of reporting period: 6/30/2023

Item 1. Reports to Stockholders. 0

TOPS® Managed Risk Flex ETF Portfolio

A series of the Northern Lights Variable Trust

Semi-Annual Report

June 30, 2023

Distributed by Northern Lights Distributors, LLC

Member FINRA

A Message from the TOPS® Portfolio Management Team

Mid Year 2023 Market Commentary

Conflicting Factors Result in Strong 1st Half for Markets

Markets battled through conflicting factors in the first half of the year to produce strong results. We often remind investors that the stock market and the economy are two distinctly different things. While interrelated, they do not always move in tandem. We say the economy is like the climate and the stock market is like the weather. While areas have certain climates, leading to some amount of long-term predictability, the daily weather can vary significantly from the normal climate. In the long run, climate does tend to prevail, and weather tends to settle into reasonable ranges.

In this commentary, we will talk about these conflicting factors. On the one hand, the economy is dealing with the risk of recession, stoked by a flurry of interest rate rises from the Federal Reserve’s attempts to cool inflation. Some economists are convinced a recession cannot be avoided; other prominent economists are predicting a 75% chance a full recession is avoided altogether. On the other hand, the bull market in stocks continues to barrel on, driven by exceptional results for US MegaCap stocks (which we call the MegaCap-8, as discussed below). Most of these gains have been driven by increased stock valuations, not direct increases in earnings. Therefore, it remains a question whether these companies can deliver on the tickets to future success investors have already purchased. Underlying both economic and stock market footing is consumers, who are gobbling up services at massive levels, to offset weakness in goods purchases.

Overall, our portfolios navigated these conflicting factors to deliver strong results for the first half of the year, with returns ranging from mid-single digits for conservative portfolios to low double digits for aggressive portfolios. In this commentary, we will provide information on how markets overpowered the economic concerns in the first half and what we feel are the major items apt to affect markets in the near future.

After discussing Q2 2023 financial market results, we will address three general themes important to TOPS portfolio returns and strategies:

1)	The Stock Market vs. The Economy

2)	The Federal Reserve’s Pause

3)	Is AI the Boost Markets are Looking For?

Second Quarter and Year-To-Date Markets Review

Most equity indexes saw positive returns in the second quarter. Growth stocks (S&P 500 Growth) outperformed value stocks (S&P 500 Value), returning +10.6% and +6.6%, respectively. Midcap (S&P 400, +4.6%) outperformed small cap equities (S&P 600, +3.4%). Developed international (MSCI EAFE) returned +3.0%, outpacing emerging markets (MSCI Emerging Markets), which returned +0.9%. Real estate (MSCI World Real Estate, +0.3%) was slightly positive for the quarter, while Natural Resources (S&P GSSI NA Natural Resources, -0.1%) saw slightly negative returns for the quarter.

Equity indexes have seen positive returns so far this year. The exception here is natural resources (S&P GSSI NA Natural Resources), which is down -2.9% for the year. Growth stocks (S&P 500 Growth) outperformed value stocks (S&P 500 Value), returning +21.2% and +12.2%, respectively. Midcap (S&P 400, +8.8%) is outperforming small cap equities (S&P 600, +6.0%). Developed international (MSCI EAFE) returned +11.7%, outpacing emerging markets (MSCI Emerging Markets), which returned +4.9%. Real estate (MSCI World Real Estate) has returned +1.0% for the year.

Unlike equity indexes, fixed income saw mostly negative returns in the second quarter. The Bloomberg US Aggregate Bond Index had a -0.8% return for the quarter, while the Bloomberg US TIPS Index was down -1.4%. Credit (ICE BofA US Corporate Index, -0.2%) outperformed government (ICE BofA US Treasury Index, -1.4%). In the second quarter, high yield (Solactive USD High Yield Corporates, +1.3%) and international bond indexes (Bloomberg Global Aggregate ex-USD, +0.4%) were positive, while investment grade corporates (iBoxx USD Liquid Investment Grade Index, -0.4%) were negative. The 10-year US Treasury yield increased from 3.48% to 3.81% in the second quarter.

For the year, fixed income has seen positive returns. The Bloomberg US Aggregate Bond Index had a +2.1% return for the year, slightly outpacing the Bloomberg US TIPS Index, up +1.9%. Credit (ICE BofA US Corporate Index, +3.2%) outperformed government (ICE BofA US Treasury Index, +1.6%). High yield (Solactive USD High Yield Corporates, +5.2%), investment grade corporates (iBoxx USD Liquid Investment Grade Index, +4.0%), and international bond indexes (Bloomberg Global Aggregate ex-USD, +3.6%) are all positive year-to-date. The 10-year US Treasury yield decreased from 3.88% to 3.81% in the first quarter.

The Stock Market vs. The Economy

There are always thousands of factors (or variables) which affect movements of stock markets and economic results. We will summarize a few main factors in each area, which we feel have had the most impact recently and will make the most difference for investors.

Much of the story of 2023 is about the MegaCap-8 stocks, including Alphabet, Amazon, Apple, Meta, Microsoft, Netflix, NVIDIA, and Tesla. The S&P 500 is one of the leading diversified equity benchmarks so far this year, gaining 16.9%. However, 8 of the largest stocks in the index (the MegaCap-8) have driven nearly all the return for the index of 500 stocks. In a recent commentary, we wrote four pages of analysis about the MegaCap-8 stocks. While we will not rehash the full analysis, we will summarize a few main points in this commentary.

Here are some eye-opening stats about these stocks:

○	They have a combined market cap of $10.5 trillion. (Yardeni)

○	They account for 26.4% of the total market cap of the S&P 500 index. (S&P)

○	They have a combined forward P/E ratio of 29.4, versus 18.3 for the S&P 500 and 16.0 for the S&P 500 -ex MegaCap-8. (Yardeni)

○	For the first time in history, the S&P 500 now has 2 companies which each represent over 7% of the index. Apple and Microsoft represent about 7.5% and 7%. (S&P)

○	Last month, Apple’s stock market capitalization climbed to the point where that single company exceeded the size of the entire Russell 2000 Index, a commonly referenced index of smaller company stocks. (etf.com)

Several years ago, we wrote a piece highlighting that these large company outperformers should be looked at in a different bucket. At the time, we called them FAANG stocks, an acronym for the leading five companies. While the gang has increased to eight stocks, the narrative has not changed; the stock market continues to be led by a small group of leaders. In every part of society, there are unexplained talents. In sports, art, etc., there are always individuals and organizations which do things others have not been able to do. Looking at the MegaCap-8, we see the success of Elon Musk (Tesla), Bill Gates (Microsoft), Steve Jobs (Apple), Marc Zuckerberg (Meta), Larry Page / Sergey Brin (Alphabet / Google), and Jeff Bezos (Amazon). Along with Netflix, these are companies which have revolutionized modern life. Is Amazon the greatest company in the history of the world? Maybe. Even if they don’t prove to be, just being considered in that debate is quite an accomplishment and a logical justification for the success Amazon stock has had.

While the seven companies listed above were big contributors, it was Nvidia which may have been the impetus for much of the return so far this year. If you are not familiar, Nvidia is a U.S. tech company who originally found success creating graphics processing units (GPUs) for video games. Lucky for Nvidia, the GPUs required for video games run similar parallel computations required for artificial intelligence (AI). Unless you have been on vacation without access to the internet this year, you will recognize AI as the leading buzz word of 2023.

While Nvidia is the seventh U.S. company to have reached a $1 trillion market cap (FactSet), it has done so on promise, not statutory earnings. Unlike the other members of MegaCap-8, Nvidia is selling at astronomical valuations. To justify the current valuation of Nvidia, the company must capitalize on AI in one of the greatest transfers of promise to realized profits the U.S. market has ever seen.

With help from the MegaCap-8, the Nasdaq had its best first half since 1983, the S&P 500 Growth index is leading, and the S&P 500 is not far behind. Despite this strong run, the S&P 500 still sits below the pre-COVID highs though. Likewise, large cap US stocks are overvalued through nearly every measure. The MegaCap-8 currently has a forward P/E ratio of about 30 (Yardeni). Remove the MegaCap-8 and you get a P/E of about 16 for the rest of the S&P 500, not much above the historical long-term average valuation for the index.

Large cap U.S. stocks are the highest equity concentration in the TOPS portfolios. Likewise, large cap growth stocks are the highest concentration in our growth-oriented portfolios. Therefore, TOPS investors have benefited significantly from the MegaCap-8’s incredible run. However, TOPS has also benefited from diversification into a wide variety of other asset classes, which helps to reduce our expected risk. Fortunately, many of these other asset classes currently exhibit attractive valuations below historical averages. Since valuations play a large role in expected return calculations for most institutional investors, every report of expected returns we have reviewed so far this year has the diversifier asset classes held in TOPS portfolios expected to outperform U.S. large cap stocks over the next 10 years. We hope to be able to provide appropriate returns under either scenario, as our disciplined process has done for the last two decades.

There is no doubt stocks have been popular this year, maybe driven from a feeling of FOMO (fear of missing out). However, we believe the biggest question for the near future is, “will the economy drag down the market?” While the market seems to want to keep barreling on, classical economics seems to say that we should have a recession. True, there is no period in history quite like this anywhere in the world, and there has potentially never been a more difficult time to forecast. However, some of the basic numbers are just too hard for economists to ignore.

Through the process of quantitative easing the Federal Reserve carried out over the last 15 years, the Fed Balance sheet increased 10-fold (10x) since 2007. According to First Trust, GDP was only up 180% over that period. Those who follow Milton Friedman, the Apostle Paul of economics, will know if you increase money supply significantly you should expect growth to pick up; then you will get inflation. If Friedman is right, as M1, M2, and M3 money supply decreases, we should see an economic slowdown. M1, M2, and M3 have all gone down in the last year. If it worked on the increase, it should work on the decrease, right? Along with a decreasing money supply, interest rates are up, and we will even see a claw back of about $30 billion of previously approved stimulus spending. The college economics professors must be sweating in their elbow-patched sport jackets, right? Well, many are.

There is more to the story though, hence the theme we chose of conflicting factors. Not many prognosticators believe we are out of the woods yet; however, there are some unique factors Milton Friedman could not have foreseen. He never met the modern-day consumer, and we do not believe he anticipated the impact of the spending of happy Baby Boomers.

Before we even get to discussing the Baby Boomers, let’s touch briefly on the current consumer experience. There are two jobs available for every one available worker. Therefore, consumers feel safe in their jobs, and they feel they could get a new one relatively easily if needed. Also, while consumers may exhaust what is left of their pandemic savings soon, that does not mean they are out of purchasing power. Along with rising wages and salaries, Yardeni Research highlights a record $7.6 trillion in unearned income over the last year, including interest income ($1.8 trillion), dividend income ($1.7 trillion), proprietors’ income ($1.9 trillion), rental income ($0.9 trillion), and Social Security ($1.3 trillion).

Now for those Baby Boomers. Yardeni reports, “the consumers’ excess saving of roughly $0.5 trillion currently is dwarfed by the net worth held by the Baby Boom generation that is retiring. The Baby Boomers are currently 59-77 years old. The number of seniors (65 years old and older) rose to a record 58.0 million in May. Of this total, a record 46.9 million are not in the labor force, leaving 11.1 million still in the labor force. The Baby Boomers will all be seniors by 2029. The Baby Boomers had $74.8 trillion in net worth at the end of Q1-2023. They have just started to spend it. Their progeny undoubtedly expects to inherit some of that wealth and therefore can save less.”

Milton Friedman would expect Baby Boomers to cut spending and wait for a more economically sound time to spend. With all due respect for Friedman, the Baby Boomers do not seem to care. They have $75 trillion in wealth creating trillions of dollars in income and they have a definitive window to spend that money (largely on services). This conflicting factor may be leading to one of the key reasons we are not seeing a full-blown recession. Consumers are effectively spending us through the possibility of a cyclical slowdown and that could continue if they do not run out of jobs and money, or the Fed doesn’t completely spoil the party to terminate inflation.

This has been possibly the most expected recession in history. But here we are, still waiting for it like a rain cloud on the horizon. Dr. Ed Yardeni thinks we have been in a rolling recession for about a year. He points to the hit housing took and the bottoming in goods and manufacturing. Dr. Yardeni also recently posited, “could rolling recession be evolving into a rolling expansion?”

Stock market investors seem to think the Fed is nearly done and will not induce a recession. In other words, stocks appear to be pricing in a “soft landing,” a situation where the Fed positions monetary policy to be tight enough to bring inflation back down to its 2.0% target but not so tight that we have a recession. That would be great! We also understand though, while stocks are supposed to discount future earnings, that does not mean it is a straight line. The narrative right now has some green shoots, which have driven stocks. This does not mean many of the longer-term concerns still do not exist.

We feel this environment favors our TOPS portfolios, and we are encouraged by the opportunity we believe exists to provide appropriate results for our investors over the next decade. What is the alternative? Well, investors could choose to double or triple down their bet on the MegaCap-8. Fortunately, it appears most investors understand the risk in doing that. According to CNBC, while the tech sector had incredible returns, there was about $1 billion in outflows from tech related ETFs in the first half of the year.

This time of year, we always start building our Christmas list. This year, we are asking for a “soft landing,” disinflation towards the Fed’s 2% target, a healthy consumer, and a rally for diversifier stocks to finish the year. Whether Santa delivers or not, our long-term prospects look promising.

The Federal Reserve’s Pause

As we have discussed in previous commentaries, the Federal Reserve has been on a consistent path of increasing the Federal Funds Rate (FFR) since March of 2022. The increases are designed to slow down economic activity to reduce high levels of inflation towards the Fed’s 2% inflation target. In the previous section, we talked about the conflicting factors, which have helped the economy to avoid a full-blown recession to date. A significant amount of uncertainty remains though, and the battle is far from over.

At their June meeting, the Fed decided to forego a change to the existing FFR target. They struggled with what to call it. Was it a “skip” or a “pause”? Either way, they wanted to be clear the committee was not communicating they had reached the terminal rate (the end of the rate rise cycle). Chairman Powell stated after the meeting, “If you look at the data over the last quarter, what you see is stronger than expected growth, a tighter than expected labor market, and higher than expected inflation. So that tells us that although policy is restrictive, it may not be restrictive enough and it has not been restricted for long enough.”

As a reminder, Arthur Burns served as the Chairman of the Federal Reserve from 1970 to 1978. Burns gathered criticism from his failure to raise rates high enough to curb inflation at the time. This decision resulted in one of the worst bouts of inflation in modern history. To correct the issue, Chair Powell’s idol Paul Volcker had to aggressively raise rates in the early 1980s and is revered for carrying out a tough job that needed to be done. It is common thought Powell wants to be remembered like Volcker, not Burns. Recently stating, “there is still a risk of doing too little to bring down inflation,” noting that he wouldn’t take hiking interest rates at two consecutive policy meetings “off the table.” Further, Powell reiterated at a central bank forum in Sintra, Portugal, that most policymakers expect two more hikes, a point he also made while testifying before Congress.

So, it is highly unlikely the Fed is done. How far will they go and for how long is uncertain and “data dependent.” As investors, the key impact is whether the restrictive policy causes a recession and what impact that would have on stocks. To that end, Powell said he thinks there is a “significant probability” there will be a recession, though he says he does not see that as the most likely case. The next Fed meeting is in July.

Is AI the Boost Markets are Looking For?

The world’s economies and stock markets have grown over time primarily through demographics, innovation, and productivity growth. From the industrial revolution to the technological age, innovation has provided a boost on the backs of growing populations who figured out ways to produce more with less.

As investors look to these pillars for future growth, the story is not so straightforward. We have discussed in previous messages about the demographics issues faced by most of the world’s major economies, including the U.S. Much like Japan, America is quickly becoming impacted by an aging population. Further, for the last two decades, technology has been sliced and diced every which way to help provide productivity growth. There are not many more industries left which will benefit from simply adding computers, if any. This leaves the world in search of an economic savior.

Welcome the idea of artificial intelligence (AI). As we have noted before, AI promises to do what the brain can do, but faster and with greater focus. A feasible impact of AI would be that AI can boost productivity growth enough to offset the demographic challenges the U.S. (and several other mature economies) face. This could be a huge tailwind for stocks, albeit some of the future success has already been built into stock prices (as discussed with Nvidia). Likewise, it has been highlighted as a major theme driving stocks in 2023.

Through our strategies, we hope AI delivers on the promise this innovative technology carries. As such, we stand to continue to participate in the success of many publicly traded companies who capitalize on growth in this area. However, we remain measured in our excitement and sober in our views of AI, recognizing there are still a lot of questions to be answered. We are reminded of the opportunity one of our portfolio managers had to attend training a few years ago at the acclaimed CalTech, one of the top robotics universities in the world. In meeting with the professors working on the technology, we appreciated the honesty and transparency they provided. Simply put, the world of robotics was nowhere near where many YouTube videos would lead us to believe. While robots of some fashion or another have changed the world in many ways for decades, the leading professor cautioned us regarding what to expect regarding the pace and impact of robotic technology development on the economy.

We have a similar view of the promise of AI. While we are excited about the technology and the promise it provides, we are not making significant portfolio allocations currently to place an outsized bet on AI technology. Instead, we continue to participate in AI from a market capitalization standpoint, recognizing many of the financial benefactors of AI are likely to be the leaders who can harness, develop, and capitalize the technology in the long run.

TOPS Portfolio Strategies

One of the most distinct differences we see between retail investors and the way in which we approach our system of professional institutional portfolio management is the number of variables each typically applies when analyzing a portfolio decision. We find many retail investors tend to focus on one or two main variables when making a decision. For example, a retail investor may dispose of REITs because they read an article about office vacancies, or double down on tech stocks after logging into ChatGPT for the first time. In other words, this is like solving the equation 1+ a = 3. However, while focusing on one prominent variable can sometimes lead to successful results, it is rarely a recipe for appropriate long-term risk-adjusted returns. As professional investors, our systems, experience, processes, and access to data enable us to digest thousands of variables and assimilate decisions into action. So far in 2023, the singular variable which would have produced favorable results is a bet on the largest companies. While we participated importantly in that opportunity, we did not take a big bet. Instead, we maintained measured exposure.

A trade we made at the very end of last year involved reducing our overall exposure to China. While a key narrative at the time was the “China reopening” trade after COVID, our research led us to look more holistically at how China’s growth has stalled, as they have reversed the trend of opening their economy which gave them marked growth for over a decade. So far in 2023, this trade has benefitted our investors, as the EMXC position added is our best performing emerging markets position year to date. We also made some changes this year to better position our portfolios in the REIT market. We believe these changes are essential to our efforts to optimize risk-adjusted returns.

As we discussed throughout this commentary, there are a lot of conflicting factors at work in the economy and the markets. We are consistently humbled by the trust our investors continue to have in us, throughout the 20 years of serving them. Our goal primary goal remains to navigate markets in the best interest of our investors to provide appropriate risk-adjusted returns. We believe our strategies have never been more capable of delivering on that goal.

Managed Risk Comments

US equity markets ended both the first and second quarters on strong notes. Labor market fundamentals were resilient, yet volatile. Nonfarm Payrolls showed the US economy continuing to add jobs in excess of expectations over 2023. Inflationary data was encouraging, with steady improvement in both goods and services inflation. In addition, other price measures such as PCE (Personal Consumption Expenditure) and PPI (Producer Price Index) also showed notable deceleration. The Fed raised the Fed Funds rate by 25 basis points at the February, March, and May meetings before voting unanimously to leave the rate unchanged in June. That, in addition to a debt ceiling deal being reached and the major banks all passing the Fed’s Stress Test, contributed to the quarter’s positive performance. S&P 10-day realized volatility decreased from 17.57% to 15.67% over the first quarter, hitting a low of 12.49% on March 6th and reaching a high of 22.43% on March 21st. In the second quarter, S&P 10-day realized volatility further decreased from 15.67% to 11.85%.

In this environment, the TOPS Managed Risk portfolios cautiously reduced defensive hedge positions throughout January and February. Then volatility increased throughout March and the portfolios correspondingly reduced their equity positions temporarily. As volatility generally decreased throughout the second quarter, the defensive hedge positions of the portfolios were removed, and the equity levels approached their maximum equity allocations. With the defensive hedge positions, the TOPS Managed Risk portfolios did not fully participate in the market rally and thus underperformed their respective non-Managed Risk TOPS Portfolios by a few percent year to date, depending on the volatility target. Over time, we feel the portfolios can continue to deliver appropriate risk adjusted returns for investors.

The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of June 2007 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The MSCI Emerging Markets Index is a free float-adjusted, market capitalization-weighted index designed to measure the combined equity market performance of the materials sector of emerging markets countries. Component securities include those of chemical companies, construction materials companies, containers and packaging companies, metals and mining companies, and paper and forest products companies.

The S&P 500® Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks.

The S&P Growth Index represents the growth companies of the S&P 500 Index.

The S&P MidCap 400® measures the mid-cap segment of the U.S.equity market. The index is designed to be an investable portfolio of companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.

The S&P SmallCap 600® measures the small cap segment of the U.S. equity market. The index is designed to be an investable portfolio of companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.

The Bloomberg U.S. Aggregate Bond Index is weighted according to market capitalization, which means the securities represented in the index are weighted according to the market size of the bond category. Treasury securities, mortgage-backed securities (“MBS”) foreign bonds, government agency bonds and corporate bonds are some of the categories included in the index. The bonds represented are medium term with an average maturity of about 4.57 years. In all, the index represents about 8,200 fixed-income securities with a total value of approximately $15 trillion (about 43% of the total U.S. bond market).

The Bloomberg U.S. Treasury Inflation Protected Securities Index (“TIPS”) Index includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value.

3274-NLD-08/01/2023

TOPS® Managed Risk Flex ETF Portfolio
Portfolio Review (Unaudited)
June 30, 2023

The Portfolio’s Average Annual Total Return through June 30, 2023*, as compared to its benchmark:

	Six			Performance Since
	Months	One Year	Five Year	Inception (8/27/13)
TOPS Managed Risk Flex ETF Portfolio	4.60%	3.55%	2.75%	3.20%
S&P 500 Total Return Index**	16.89%	19.59%	12.31%	12.87%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares as well as other charges and expenses of the insurance contract, or separate account. Per the fee table in the most recent prospectus, the Portfolio’s total annual operating expense ratios including acquired fund fees and expenses is 0.96%. For performance information current to the most recent month-end, please call 1-855-572-5945.

**	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Holdings by Asset Class as of June 30, 2023	% of Net Assets
Exchange-Traded Funds - Equity	49.8%
Exchange-Traded Funds - Fixed Income	38.4%
Short-Term Investments	17.0%
Liabilities in Excess of Other Assets	(5.2%)
100.0%

Please refer to the Schedule of Investments in this semi-annual report for a detailed listing of the Portfolio’s holdings.

TOPS® Managed Risk Flex ETF Portfolio
Schedule of Investments (Unaudited)
June 30, 2023

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 88.2%
	EQUITY - 49.8%
100,811	FlexShares Global Upstream Natural Resources Index Fund(a)	$4,039,497
234,628	iShares Global REIT ETF(a)	5,389,405
25,687	iShares MSCI Emerging Markets ex China ETF	1,335,210
176,678	SPDR Portfolio S&P 400 Mid Cap ETF	8,107,753
44,327	SPDR Portfolio S&P 500 Growth ETF	2,704,390
187,521	SPDR Portfolio S&P 500 Value ETF	8,100,907
207,529	SPDR Portfolio S&P 600 Small Cap ETF	8,060,426
290,984	Vanguard FTSE Developed Markets ETF	13,437,642
98,507	Vanguard FTSE Emerging Markets ETF	4,007,265
39,641	Vanguard S&P 500 ETF	16,144,987
95,573	Wisdomtree Emerging Markets EX-State-Owned Enterprises Fund	2,671,265
		73,998,747
	FIXED INCOME - 38.4%
86,052	iShares iBoxx $ Investment Grade Corporate Bond ETF	9,305,663
130,146	SPDR Blbg Investment Grade Floating Rate ETF	3,994,181
271,013	SPDR Portfolio Short Term Corporate Bond ETF	7,978,623
156,394	VanEck J. P. Morgan EM Local Currency Bond ETF	3,997,431
44,936	Vanguard Intermediate-Term Treasury ETF	2,635,946
57,457	Vanguard Mortgage-Backed Securities ETF(a)	2,642,447
280,020	Vanguard Short-Term Inflation-Protected Securities ETF	13,278,548
115,013	Vanguard Short-Term Treasury ETF	6,639,700
27,135	Vanguard Total International Bond ETF(a)	1,326,359
154,623	Xtrackers USD High Yield Corporate Bond ETF(a)	5,334,494
		57,133,392

	TOTAL EXCHANGE-TRADED FUNDS (Cost $118,665,477)	131,132,139

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 17.0%
	COLLATERAL FOR SECURITIES LOANED - 5.5%
8,241,539	Federated Hermes Government Obligations Fund, Institutional Class, 4.97% (Cost $8,241,539)(b)	8,241,539

See accompanying notes to financial statements.

TOPS® Managed Risk Flex ETF Portfolio
Schedule of Investments (Unaudited) (Continued)
June 30, 2023

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 17.0% (Continued)
	MONEY MARKET FUNDS - 11.5%
16,961,448	STIT - Government & Agency Portfolio, Institutional Class, 5.06% (Cost $16,961,448)(b)	$16,961,448

	TOTAL SHORT-TERM INVESTMENTS (Cost $25,202,987)	25,202,987

	TOTAL INVESTMENTS - 105.2% (Cost $143,868,464)	$156,335,126
	LIABILITIES IN EXCESS OF OTHER ASSETS - (5.2)%	(7,689,142)
	NET ASSETS - 100.0%	$148,645,984

OPEN FUTURES CONTRACTS
Number of Contracts	Open Long Futures Contracts	Broker	Expiration	Notional Amount(c)	Value and Unrealized Appreciation (Depreciation)
65	CBOT 5 Year US Treasury Note	Bank of America Merrill Lynch	09/29/2023	$6,961,097	$(99,434)
9	CME E-Mini Russell 2000 Index Futures	Bank of America Merrill Lynch	09/15/2023	856,665	3,922
13	CME E-Mini Standard & Poor’s 500 Index Futures	Bank of America Merrill Lynch	09/15/2023	2,917,363	92,743
4	CME E-Mini Standard & Poor’s MidCap 400 Index Futures	Bank of America Merrill Lynch	09/15/2023	1,057,640	27,610
16	ICE US Mini MSCI EAFE Index Futures	Bank of America Merrill Lynch	09/15/2023	1,724,400	15,600
22	ICE US MSCI Emerging Markets EM Index Futures	Bank of America Merrill Lynch	09/15/2023	1,097,690	(11,660)
	TOTAL FUTURES CONTRACTS				$28,781

CBOT	- Chicago Board of Trade

CME	- Chicago Mercantile Exchange

ETF	- Exchange-Traded Fund

ICE	- Intercontinental Exchange

MSCI	- Morgan Stanley Capital International

REIT	- Real Estate Investment Trust

S&P	- Standard & Poor’s

SPDR	- Standard & Poor’s Depositary Receipt

(a)	All or a portion of this security is on loan. Total loaned securities had a value of $11,410,331 at June 30, 2023. The loaned securities were secured with cash collateral of $8,241,539 and non-cash collateral of $3,461,621. The non-cash collateral consists of short-term investments and long-term bonds and is held for benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot pledge or resell the collateral.

(b)	Rate disclosed is the seven day effective yield as of June 30, 2023.

(c)	The amounts shown are the underlying reference notional amounts to stock exchange indices, equities and treasury notes upon which the fair value of the futures contracts held by the Portfolio are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Portfolio’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Portfolio.

See accompanying notes to financial statements.

TOPS® Managed Risk Flex ETF Portfolio
Statement of Assets and Liabilities (Unaudited)
June 30, 2023

Assets:
Investments in securities, at cost	$143,868,464
Investments in securities, at value (Securities on loan $11,410,331)	$156,335,126
Deposits with Broker	472,357
Receivable for securities sold	440,996
Receivable for Portfolio shares sold	7,773
Unrealized appreciation on futures contracts	139,875
Interest and dividends receivable	131,005
Total Assets	157,527,132
Liabilities:
Collateral on securities loaned	8,241,539
Payable for Portfolio shares redeemed	5,129
Payable for securities purchased	425,910
Unrealized depreciation on futures contracts	111,094
Accrued distribution (12b-1) fees	54,226
Accrued investment advisory fees	36,143
Payable to related parties and administrative service fees	7,107
Total Liabilities	8,881,148
Net Assets	$148,645,984

Net Assets Consist Of:
Paid-in capital	$133,902,899
Accumulated earnings	14,743,085
Net Assets	$148,645,984
Total shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	12,340,940

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$12.04

See accompanying notes to financial statements.

TOPS® Managed Risk Flex ETF Portfolio
Statement of Operations (Unaudited)
For the Six Months Ended June 30, 2023

Investment Income:
Dividend income	$1,414,875
Interest income	394,625
Securities lending income	31,405
Total Investment Income	1,840,905
Expenses:
Investment advisory fees	214,875
Distribution fees (12b-1)	322,313
Related parties and administrative service fees	76,877
Total Expenses	614,065
Net Investment Income	1,226,840

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized gain (loss) on:
Investments	1,042,668
Futures contracts	(917,936)
Total net realized gain	124,732
Net change in unrealized appreciation (depreciation) on:
Investments	5,773,248
Futures contracts	(564,062)
Total unrealized appreciation	5,209,186
Net Realized and Unrealized Gain on Investments and Futures Contracts	5,333,918

Net Increase in Net Assets Resulting from Operations	$6,560,758

See accompanying notes to financial statements.

TOPS® Managed Risk Flex ETF Portfolio
Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2023	Year Ended
	(Unaudited)	December 31, 2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$1,226,840	$2,430,252
Net realized gain on investments and futures contracts	124,732	831,361
Net change in unrealized appreciation (depreciation) on investments and futures contracts	5,209,186	(22,950,233)
Net increase (decrease) in net assets resulting from operations	6,560,758	(19,688,620)
From Distributions to Shareholders:
Total distributions paid	—	(1,987,271)
Total distributions to shareholders	—	(1,987,271)
From Shares of Beneficial Interest:
Proceeds from shares sold	4,498,523	9,463,000
Reinvestment of distributions	—	1,987,271
Cost of shares redeemed	(4,765,657)	(10,995,231)
Net increase (decrease) in net assets from share transactions of beneficial interest	(267,134)	455,040
Total Increase (Decrease) In Net Assets	6,293,624	(21,220,851)

Net Assets:
Beginning of period/year	142,352,360	163,573,211
End of period/year	$148,645,984	$142,352,360

SHARE ACTIVITY
Shares sold	380,351	780,563
Shares reinvested	—	171,909
Shares redeemed	(405,079)	(908,348)
Net increase (decrease) in shares of beneficial interest outstanding	(24,728)	44,124

See accompanying notes to financial statements.

TOPS® Managed Risk Flex ETF Portfolio
Financial Highlights

Selected data based on a share outstanding throughout each period/year indicated.

	Six Months Ended
	June 30, 2023		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)		December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of period/year	$11.51		$13.28	$12.31	$11.98	$10.83	$11.78
Income (loss) from investment operations:
Net investment income (a)(b)	0.10		0.19	0.16	0.11	0.21	0.20
Net realized and unrealized gain (loss) on investments and futures contracts	0.43		(1.80)	0.92	0.48	1.34	(0.95)
Total income (loss) from investment operations	0.53		(1.61)	1.08	0.59	1.55	(0.75)
Less distributions from:
Net investment income	—		(0.16)	(0.11)	(0.21)	(0.19)	(0.14)
Net realized gain	—		—	—	(0.05)	(0.21)	(0.06)
Total distributions	—		(0.16)	(0.11)	(0.26)	(0.40)	(0.20)
Net asset value, end of period/year	$12.04		$11.51	$13.28	$12.31	$11.98	$10.83
Total return (c)	4.60	% (e)	(12.12)%	8.79%	5.15%	14.57%	(6.45)%
Ratios and Supplemental Data:
Net assets, end of period/year (in 000’s)	$148,646		$142,352	$163,573	$153,684	$152,360	$127,691
Ratio of expenses to average net assets (d)	0.86	% (f)	0.86%	0.86%	0.86%	0.86%	0.85%
Ratio of net investment income to average net assets (b)(d)	1.71	% (f)	1.63%	1.25%	0.92%	1.84%	1.76%
Portfolio turnover rate	12	% (e)	17%	11%	30%	40%	44%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period/year.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(e)	Not annualized.

(f)	Annualized.

See accompanying notes to financial statements.

TOPS® Managed Risk Flex ETF Portfolio
Notes to Financial Statements (Unaudited)
June 30, 2023

1.	ORGANIZATION

The TOPS® Managed Risk Flex ETF Portfolio (the “Portfolio”) is a diversified series of shares of beneficial interest of Northern Lights Variable Trust (the “Trust”), a statutory trust organized on November 2, 2005 under the laws of the State of Delaware and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Portfolio is intended to be a funding vehicle for variable annuity contracts and flexible premium variable life insurance policies offered by the separate accounts of various insurance companies. The assets of the Portfolio are segregated and a shareholder’s interest is limited to the Portfolio in which shares are held. The Portfolio pays its own expenses. The Portfolio seeks to provide income and capital appreciation with less volatility than the fixed income and equity markets as a whole. The Portfolio commenced operations on August 27, 2013.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies”, including Accounting Standards Update 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation.

Valuation of Fund of Funds – The Portfolio may invest in portfolios of open-end investment companies. Open-end investment companies are valued at their respective net asset values as reported by such investment companies. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods established by the boards of directors or trustees of the open-end investment companies.

The Portfolio may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities are valued using the “fair value” procedures approved by the Board. The Board has designated the adviser as its valuation designee (the “Valuation Designee”) to execute these procedures. The Board may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, approval of which shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

TOPS® Managed Risk Flex ETF Portfolio
Notes to Financial Statements (Unaudited) (Continued)
June 30, 2023

Fair Valuation Process – The applicable investments are valued by the Valuation Designee pursuant to valuation procedures established by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that affects the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Portfolio’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Portfolio utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolio has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

TOPS® Managed Risk Flex ETF Portfolio
Notes to Financial Statements (Unaudited) (Continued)
June 30, 2023

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2023 for the Portfolio’s investments measured at fair value:

TOPS® Managed Risk Flex ETF Portfolio

Assets*	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$131,132,139	$—	$—	$131,132,139
Short-Term Investments	25,202,987	—	—	25,202,987
Derivatives
Futures Contracts **	139,875	—	—	139,875
Total	$156,475,001	$—	$—	$156,475,001

Liabilities*	Level 1	Level 2	Level 3	Total
Futures Contracts **	$111,094	$—	$—	$111,094

The Portfolio did not hold any Level 2 or 3 securities during the six months ended June 30, 2023.

*	Refer to the Schedule of Investments for security classifications.

**	Cumulative unrealized appreciation (depreciation) of futures contracts is reported in the above table.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on the ex-date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Portfolio.

Federal Income Tax – It is the Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Portfolio will recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Portfolio’s tax position and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2020 through December 31, 2022 or expected to be taken in the Portfolio’s December 31, 2023 year-end tax return. The Portfolio identified its major tax jurisdictions as U.S. federal, Ohio and foreign jurisdictions where the Portfolio makes significant investments. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

TOPS® Managed Risk Flex ETF Portfolio
Notes to Financial Statements (Unaudited) (Continued)
June 30, 2023

Futures Contracts – The Portfolio is subject to equity price risk in the normal course of pursuing its investment objectives. The Portfolio may purchase or sell futures contracts to hedge against market risk and to reduce return volatility. During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Portfolio recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Portfolio’s basis in the contract. If the Portfolio were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Portfolio would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

The following is a summary of the location of derivative investments on the Portfolio’s Statement of Asset and Liabilities as of June 30, 2023:

	Statement of Assets and Liabilities	Unrealized Appreciation
Contract Type/Primary Risk Exposure	Location	(Depreciation)
Equity Risk	Unrealized appreciation on futures contracts	$128,215
Interest Risk	Unrealized depreciation on futures contracts	(99,434)
Total		$28,781

The following is a summary of the location of derivative investments on the Portfolio’s Statement of Operations for the six months ended June 30, 2023:

			Realized and Unrealized Gain
		Location of Gain (Loss) on Derivatives	(Loss) on Derivatives
Derivative Investment Type	Primary Risk Exposure	recognized in income	recognized in income
Futures Contracts	Equity Risk	Net realized loss on futures transactions	$(865,725)
Futures Contracts	Interest Risk	Net realized loss on futures transactions	(52,211)
Total			$(917,936)
Futures Contracts	Equity Risk	Net change in unrealized depreciation on futures contracts	$(472,171)
Futures Contracts	Interest Risk	Net change in unrealized depreciation on futures contracts	(91,891)
Total			$(564,062)

The notional value of the derivative instruments outstanding as of June 30, 2023 is disclosed in the Schedule of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed above and in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

Exchange Traded Funds – The Portfolio may invest in exchange traded funds (“ETFs”). An ETF is a type of open-end fund, however, unlike a mutual fund, its shares are bought and sold on a securities exchange at market price and only certain financial institutions called authorized participants may buy and redeem shares of the ETF at net asset value. ETF shares can trade at either a premium or discount to net asset value. Each ETF like a mutual fund is subject to specific risks depending on the type of strategy (actively managed or passively tracking an index) and the composition of its underlying holdings. Investing in an ETF involves substantially the same risks as investing directly in the ETF’s underlying holdings. ETFs pay fees and incur operating expenses, which reduce the total return earned by the ETFs from their underlying holdings. An ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance.

TOPS® Managed Risk Flex ETF Portfolio
Notes to Financial Statements (Unaudited) (Continued)
June 30, 2023

Expenses – Expenses of the Trust that are directly identifiable to a specific portfolio are charged to that portfolio. Expenses, which are not readily identifiable to a specific portfolio, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the portfolios in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss due to these warranties and indemnities to be remote.

Security Loans – The Portfolio has entered into a securities lending arrangement with The Bank of New York Mellon (the “Borrower”). Under the terms of the agreement, the Portfolio is authorized to loan securities to the Borrower. In exchange, the Funds receive cash and securities as collateral in the amount of at least 102% of the value of the securities loaned. The cash collateral is invested in short-term instruments as noted in the Schedule of Investments. Securities received as collateral are U.S. government securities; securities received as collateral, if any, are not recognized as portfolios assets. Although risk is mitigated by the collateral, the Portfolio could experience a delay in recovering its securities and possible loss of income or value if the Borrower fails to return them.

Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Portfolio. The Portfolio has the right under the securities lending agreement to recover the securities from the Borrower on demand. If the fair value of the collateral falls below 102% plus accrued interest of the loaned securities, the lender’s agent shall request additional collateral from the Borrower to bring the collateralization back to 102%. Under the terms of the securities lending agreement, the Portfolio is indemnified for such losses by the security lending agreement. Should the Borrower fail financially, the Portfolio has the right to repurchase the securities using the collateral in the open market.

The following table is a summary of the Portfolio’s securities loaned and related collateral which are subject to a netting agreement as of June 30, 2023:

Gross Amounts Not Offset in the Statement of Assets &
Liabilities *
Net Amounts
		Gross Amounts	of Assets
		Offset in the	Presented in
	Gross Amounts	Statements of	the Statements	Financial
	of Recognized	Assets &	of Assets &	Instruments	Cash Collateral	Net Amount of
Assets:	Assets	Liabilities	Liabilities	Received	Received	Assets
Description:
Securities Loaned	$11,410,331	$—	$11,410,331	$3,461,621	$7,948,710	$—
Total	$11,410,331	$—	$11,410,331	$3,461,621	$7,948,710	$—

*	The amount is limited to the securities loaned asset balance and accordingly, does not include excess collateral pledged.

Securities Lending Transactions
Overnight and Continuous
Federated Hermes Government Obligations Fund, Institutional Class	$8,241,539

TOPS® Managed Risk Flex ETF Portfolio
Notes to Financial Statements (Unaudited) (Continued)
June 30, 2023

The fair value of the securities loaned for the Portfolio totaled $11,410,331 at June 30, 2023. The securities loaned are noted in the Schedule of Investments. The fair value of the “collateral for securities loaned” on the Schedule of Investments includes only cash collateral received and reinvested that totaled $8,241,539 for the Portfolio as of June 30, 2023. This amount is offset by a liability recorded as “Collateral on securities loaned.” At June 30, 2023, the Portfolio received non-cash collateral of $3,461,621. The non-cash collateral consists of short-term investments and long-term bonds and is held for benefit of a Portfolio at the Portfolio’s custodian. The Portfolio cannot pledge or resell the collateral.

3.	INVESTMENT TRANSACTIONS

For the six months ended June 30, 2023, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and government securities, amounted to $15,180,613 and $16,391,425, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

ValMark Advisers, Inc. serves as the Portfolio’s investment advisor (the “Advisor”). The Advisor has engaged Milliman Financial Risk Management, LLC as the Portfolio’s sub-advisor (the “Sub-Advisor”). Pursuant to an advisory agreement with the Trust, the Advisor, on behalf of the Portfolio, under the oversight of the Board, directs the daily investment operations of the Portfolio and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Portfolio pays the Advisor a management fee, computed on average daily net assets and accrued daily and paid monthly, at an annual rate of 0.30% of the Portfolio’s average daily net assets. Pursuant to a sub-advisory agreement, the Advisor pays the Sub-Advisor a fee, which is computed and accrued daily and paid monthly. For the six months ended June 30, 2023, the Advisor earned $214,875 in advisory fees.

The Board has adopted, on behalf of the Portfolio, a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The fee is calculated at an annual rate of 0.45% of the average daily net assets attributable to the Portfolio’s shares, and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution related activities and/or maintenance of the Portfolio’s shareholder accounts, not otherwise required to be provided by the Advisor. For the six months ended June 30, 2023, the Portfolio paid $322,313 in distribution fees under the Plan.

In addition, certain affiliates of the Distributor provide services to the Portfolio as follows:

Ultimus Fund Solutions, LLC (“UFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to the terms of an administrative servicing agreement with UFS, the Portfolio pays to UFS a monthly fee for all operating expenses of the Portfolio, which is calculated by the Portfolio on its average daily net assets. Operating expenses include but are not limited to Fund Accounting, Fund Administration, Transfer Agency, Legal Fees, Audit Fees, Compliance Services, Shareholder Reporting Expenses, Trustees Fees and Custody Fees.

For the six months ended June 30, 2023, the Trustees received fees in the amount of $9,218 on behalf of the Portfolio.

The approved entities may be affiliates of UFS and the Distributor. Certain Officers of the Trust are also Officers of UFS, and are not paid any fees directly by the Portfolio for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from UFS under the administrative servicing agreement.

Blu Giant, LLC (“Blu Giant”), an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Portfolio on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from UFS under the administrative servicing agreement.

TOPS® Managed Risk Flex ETF Portfolio
Notes to Financial Statements (Unaudited) (Continued)
June 30, 2023

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Portfolio creates presumption of the control of the Portfolio, under Section 2(a)(9) of the 1940 Act. As of June 30, 2023, Minnesota Life Insurance Company held 100% of the voting securities of the Portfolio. The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The table below represents aggregate cost for federal tax purposes for the Portfolio as of June 30, 2023 and differs from market value by net unrealized appreciation/depreciation which consisted of:

Cost for			Tax Net
Federal Tax	Unrealized	Unrealized	Unrealized
Purposes	Appreciation	Depreciation	Appreciation
$145,421,357	$17,534,487	$(6,620,718)	$10,913,769

The tax character of the Portfolio’s distribution paid for the years ended December 31, 2022 and December 31, 2021 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2022	December 31, 2021
Ordinary Income	$1,987,271	$1,457,498
Long-Term Capital Gain	—	—
	$1,987,271	$1,457,498

As of December 31, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$2,429,102	$612,704	$—	$—	$—	$5,140,521	$8,182,327

The difference between book basis and tax basis accumulated net realized gains/ losses, and unrealized appreciation/depreciation from investments is primarily attributable to the tax deferral of losses on wash sales and the mark-to-market treatment of Section 1256 futures contracts.

At December 31, 2022, the Portfolio utilized capital loss carry forwards available for federal income tax purposes of $898,537.

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

TOPS® Managed Risk Flex ETF Portfolio
Expense Example (Unaudited)
June 30, 2023

As a shareholder of the TOPS® Managed Risk Flex ETF Portfolio, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2023 through June 30, 2023.

Actual Expenses

The “Actual” columns in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” columns in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, or other expenses charged by your insurance contract or separate account. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Hypothetical
(5% return before
			Actual		expenses)

	Portfolio’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account	Account	Paid	Account	Paid
	Expense	Value	Value	During	Value	During
	Ratio	1-1-23	6-30-23	Period *	6-30-23	Period*
TOPS Managed Risk Flex ETF Portfolio	0.86%	$1,000.00	$1,046.00	$4.35	$1,020.54	$4.29

*	Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

TOPS® Managed Risk Flex ETF Portfolio
Supplemental Information (Unaudited)
June 30, 2023

LIQUIDITY RISK MANAGEMENT PROGRAM

The Portfolio has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The program is reasonably designed to assess and manage the Portfolio’s liquidity risk, taking into consideration, among other factors, the Portfolio’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the six months ended June 30, 2023, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Portfolio’s investments and determined that the Portfolio held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Portfolio’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Portfolio’s liquidity risk management program has been effectively implemented.

PRIVACY NOTICE

Northern Lights Variable Trust

Rev. April 2021

FACTS	WHAT DOES NORTHERN LIGHTS VARIABLE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Variable Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Variable Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-631-490-4300

PRIVACY NOTICE

Northern Lights Variable Trust

What we do:
How does Northern Lights Variable Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Variable Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Variable Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Portfolio voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Portfolio uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-572-5945 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Portfolio files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-855-572-5945.

INVESTMENT ADVISOR
ValMark Advisers, Inc.
130 Springside Drive
Akron, OH 44333

INVESTMENT SUB-ADVISOR
Milliman Financial Risk Management, LLC
71 S. Wacker Drive, 31st Floor
Chicago, IL 60606

ADMINISTRATOR
Ultimus Fund Solutions, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

TFL-SAR23

(b)        Not applicable

Item 2. Code of Ethics. Not Applicable.

Item 3. Audit Committee Financial Expert. Not Applicable.

Item 4. Principal Accountant Fees and Services. Not Applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Variable Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 8/22/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 8/22/2023

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer/Treasurer

Date 8/22/2023